Exhibit 1

                             DEALER MANAGER AGREEMENT



                                                                   June 20, 1995




  MERRILL LYNCH & CO.
    MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
  Merrill Lynch World Headquarters
  North Tower
  World Financial Center
  New York, New York  10281-1329

  LEHMAN BROTHERS
  3 World Financial Center
  New York, New York 10285

  MORGAN STANLEY & CO. INCORPORATED
  1251 Avenue of the Americas
  New York, New York  10020

  PAINEWEBBER INCORPORATED
  1285 Avenue of the Americas
  New York, New York 10019

  SMITH BARNEY INC.
  388 Greenwich Street
  New York, New York 10013


  Gentlemen:


            RJR Nabisco Holdings Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sec.3801 et seq.), proposes to issue its Trust Originated Preferred Securities
        -- ---
  ("TOPrS") (the "Preferred Securities") in exchange for up to 49,000,000 depositary shares (the "Target Securities"), each representing one-thousandth of a share of Series B Cumulative Preferred Stock (par value $.01 per share) of RJR Nabisco Holdings Corp., a Delaware corporation (the "Company"). The Preferred Securities will be guaranteed (the "Guarantee") by the Company to the extent described in the Prospectus (as hereinafter defined). The exchange described above is herein referred to as the "Exchange Offer" and any exchange of Preferred Securities for Target Securities pursuant to the Exchange Offer is herein referred to as an "Exchange". In connection with the Exchange Offer, the Company will deposit in the Trust as trust assets its Junior Subordinated Debentures due 2044 (the "Debentures") as set forth in the Prospectus.


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                                                                          2


            Each of the Company and the Trust hereby confirms its agreement with Merrill Lynch & Co. of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Lehman Brothers ("Lehman"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), PaineWebber Incorporated ("PaineWebber") and Smith Barney Inc. ("Smith Barney" and together with Merrill Lynch, Lehman, Morgan Stanley and PaineWebber, the "Co-Dealer Managers") as follows:

            1.   Registration Statement, Prospectus and Offering Materials.
                 ---------------------------------------------------------
  The Company and the Trust have prepared and filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Securities Act"), a registration statement on Form S-4 covering the registration of the Preferred Securities, the Guarantee and the Debentures, including the related preliminary prospectus (the "prospectus"), and will prepare and file, on or prior to the effective date of such registration statement, amendments to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and any documents incorporated by reference therein, as amended at the time it becomes effective or as thereafter amended or supplemented from time to time, is herein called the "Registration Statement". The final prospectus included in the Registration Statement (including any documents incorporated in the prospectus by reference) is herein called the "Prospectus", except that if the final prospectus furnished to the Co-Dealer Managers for use in connection with the Exchange Offer differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final prospectus furnished to the Co-Dealer Managers for such use. The terms "supplement" and "amendment" or "amend" as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and prior to the termination of the Exchange Offer by the Company with the Commission pursuant to the Exchange Act.

            The Registration Statement, Prospectus and the related letters from the Co-Dealer Managers to securities brokers, dealers, commercial banks, trust companies and other nominees, letters to beneficial owners of Target Securities, letters of transmittal (the "Letters of Transmittal"), notices of guaranteed delivery (the "Notices of Guaranteed Delivery") and any newspaper announcements, press releases and other offering materials and information the Company may use or prepare, approve or authorize for use in connection with the Exchange Offer, as amended or supplemented from time to time are herein collectively referred to as the "Offering Materials".


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                                                                          3


            2.   Exchange Offer; Agreement to Act as Co-Dealer Managers.  (a)
                 ------------------------------------------------------
  The Company and the Trust intend to commence the Exchange Offer as soon as practicable after the Registration Statement becomes effective under the Securities Act by publicly announcing its commencement and by mailing, or causing to be mailed on its behalf, copies of the Prospectus, the related Letters of Transmittal and such of the other Offering Materials as is required or as the Company elects to each holder of Target Securities (the date of the commencement of such distribution being herein called the "Commencement Date").

            (b) The Company and the Trust hereby retain the Co-Dealer Managers to advise them with respect to the terms and timing of the Exchange Offer and to assist them in the preparation of the Offering Materials and retain and authorize the Co-Dealer Managers to act as co-dealer managers and to assist the Company with the solicitation of Exchanges (each a "Solicitation" and collectively the "Solicitations"). On the basis of the representations and warranties and agreements of the Company and the Trust herein contained and subject to and in accordance with the terms and conditions hereof and of the Offering Materials, the Co-Dealer Managers agree to advise the Company and the Trust with respect to the terms and timing of the Exchange Offer and to act as co-dealer managers in connection with the Exchange Offer and to assist the Company with the Solicitations. The Co-Dealer Managers agree to use their reasonable best efforts to solicit Exchanges.

            (c) The Company shall furnish the Co-Dealer Managers, or cause the transfer agent or registrar for the Target Securities (respectively, the "Transfer Agent" and "Registrar") to furnish the Co-Dealer Managers, as soon as practicable after the date hereof (to the extent not previously furnished), with cards or lists in reasonable quantities or copies thereof showing the names of persons who were the holders of record or, to the extent available to the Company, the beneficial owners of the Target Securities as of a recent date, together with their addresses, and the number of shares of Target Securities held by them. Additionally, the Company shall use its best efforts to update, or to cause the Transfer Agent or Registrar to update, such information from time to time during the term of this Agreement as may be reasonably requested by the Co-Dealer Managers. Except as otherwise provided herein, the Co-Dealer Managers agree to use such information only in connection with the Solicitations. The Co-Dealer Managers shall act hereunder as independent contractors and nothing herein contained shall make the Co-Dealer Managers agents of the Trust, the Company or any of its subsidiaries in connection with any Solicitation. Nothing contained in this Agreement shall constitute the Co-Dealer Managers partners of or joint venturers with the Trust, the Company or any of its subsidiaries.

            (d) The Trust and the Company authorize the Co-Dealer Managers to use the Offering Materials in connection with the


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                                                                          4


  Solicitations and for such period of time as any Offering Materials are required by law to be delivered in connection therewith. The Co-Dealer Managers shall not have any obligation to cause any Offering Materials to be transmitted generally to the holders of the Target Securities. The Co-Dealer Managers agree not to give any written information and not to make any representations to holders of the Target Securities in connection with any Solicitation other than as contained in the Offering Materials.

            (e) The Trust and the Company authorize the Co-Dealer Managers to communicate with any information agent (the "Information Agent") or exchange agent (the "Exchange Agent") appointed by the Company to act in such capacity in connection with the Exchange Offer with respect to matters relating to the Exchange Offer.

            (f) The Trust and the Company agree that any reference to any Co-Dealer Manager in any Offering Materials or in any newspaper announcement or press release or other document or communication is subject to such Co-Dealer Manager's prior consent, which consent shall not be unreasonably withheld.

            3.   Compensation.  (a) The Company hereby agrees to pay to the Co-
                 ------------
  Dealer Managers for services rendered and to be rendered by them in connection with the Exchange Offer a fee (the "Management Fee") equal to $0.125 per share of Target Securities validly submitted for exchange and not withdrawn in connection with the Exchange Offer. The Management Fee shall be paid only if the Exchange Offer is consummated, and shall be paid within one week of the consummation of the Exchange Offer. The Management Fee shall be divided 40% to Merrill Lynch and 60% to the other Co-Dealer Managers, who shall divide their portion of the Management Fee equally among themselves.
  In addition, the Company agrees to reimburse each Co-Dealer Manager directly for all of its reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and expenses of the law firm acting as legal counsel for the Co-Dealer Managers. Fees, if any, related to all other transactions with respect to the Target Securities not contemplated hereby will be negotiated in good faith by the parties hereto at the time thereof.

            (b) The Company agrees to pay, or cause to be paid to, each soliciting dealer (including any Co-Dealer Manager acting as a soliciting dealer) whose name has been inserted in the space provided in the Letter of Transmittal for that purpose a fee (the "Soliciting Dealer Fee") equal to $0.50 per share of Target Securities validly submitted for exchange and not withdrawn in connection with the Exchange Offer; provided, however, that no such fee shall be paid with respect to Target Securities tendered, directly or indirectly, by soliciting dealers for their own account and such fee shall not be remitted, in whole or in part, to the beneficial owner of such Target Securities. The


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                                                                          5


  Soliciting Dealer Fee shall be payable to the soliciting dealers within one week of the consummation of the Exchange Offer.


            4.   Certain Covenants of the Trust and the Company.  Each of the
                 ----------------------------------------------
  Company and the Trust jointly and severally covenants with the Co-Dealer
  Managers:

            (a) To use its best efforts to cause the Registration Statement, including any post-effective amendment thereto, to become effective and will notify the Co-Dealer Managers immediately and, if requested by any Co-Dealer Manager, will confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have become effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Offering Materials shall have been filed,
       (ii) of the receipt of any comments from the Commission relating to the Exchange Offer, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or the other Offering Materials or for additional information relating to the Exchange Offer and (iv) of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or
       (B) the issuance by the Commission of any order preventing or suspending the use of any of the Offering Materials or (C) the suspension of the qualification of the Preferred Securities for offering or sale in connection with the Exchange Offer in any jurisdiction, (D) the institution or threatening of any proceedings for any of such purposes or (E) the occurrence of any event which could cause the Company to withdraw, rescind, terminate or modify the Exchange Offer or would permit the Company to exercise any right not to accept the Target Securities tendered pursuant to the Exchange Offer. The Company and the Trust will make every reasonable effort to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time.

            (b) Prior to the termination of the Exchange Offer, before amending or supplementing the Registration Statement or the Prospectus, to furnish copies of drafts to, and consult with, the Co-Dealer Managers and their counsel within a reasonable time in advance of filing with the Commission of any amendment or supplement to the Registration Statement, the Prospectus or the other Offering Materials. Neither the Company nor the Trust shall file any such amendment or supplement to which any Co-Dealer Manager shall reasonably object; provided, however, that the
                                               --------  -------
       foregoing shall not apply to any of the Company's filings with the Commission required to be filed pursuant to Section


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                                                                          6


       13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which such filings the Company will cause to be delivered to each Co-Dealer Manager promptly after being transmitted for filing with the Commission.

            (c) To furnish promptly to each Co-Dealer Manager, without charge, one signed copy of the Registration Statement, all amendments thereto and any other filing with the Commission in connection with the Exchange Offer, whether filed before or after the Registration Statement becomes effective.

            (d) To furnish promptly to each Co-Dealer Manager, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as the Co-Dealer Managers may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act and the Exchange Act. The Company will furnish promptly to each Co-Dealer Manager, without charge, as soon as the Registration Statement shall have become effective and during the period mentioned in the second sentence of paragraph (e) below such number of copies of the Prospectus and the other Offering Materials (as supplemented or amended) as such Co-Dealer Manager may reasonably request and will cause all amendments and supplements filed with the Commission to be distributed to holders of Target Securities as may be required by the Securities Act and the Exchange Act.

            (e) To comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the Offering Materials, the Exchange Offer and the transactions contemplated hereby and thereby, as applicable. If at any time when the Prospectus is required by the Securities Act or Exchange Act to be delivered in connection with any Solicitation or Exchange any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Co-Dealer Managers or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials in order that the Prospectus or such other Offering Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Offering Materials, in the light of the circumstances under which they were made, not misleading or if, in the opinion of either such counsel, it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials to comply with the requirements of the Securities Act or Exchange Act, the Trust will promptly prepare, file with the Commission, subject to Section 4(b) of this Agreement, and


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       furnish, at its own expense, to each Co-Dealer Manager and to the dealers (whose names and address will be furnished to the Company by the Co-Dealer Managers) to which Preferred Securities may have been exchanged, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or such other Offering Materials comply with such requirements.

            (f) To endeavor, in cooperation with the Co-Dealer Managers, to qualify the Preferred Securities for offering and sale in connection with the Exchange Offer under the applicable securities or Blue Sky laws of such jurisdictions as the Company and the Trust may elect and to maintain such qualifications in effect for such time as may be required for the consummation of the Exchange Offer; provided, however, that
                                                   --------  -------
       neither the Company nor the Trust shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; provided
                                                                    --------
       further that the Co-Dealer Managers shall not be obligated to solicit
       -------
       tenders in jurisdictions where the Preferred Securities are not qualified for offer and sale. The Company and the Trust will file such statements and reports as may be required by the laws of each jurisdiction in which the Preferred Securities have been qualified as above provided.

            (g) To make generally available to its security holders and to the Co-Dealer Managers as soon as practicable an earnings statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

            (h) To use its best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange ("NYSE"), subject to official notice of issuance, as soon as practicable after the date hereof.

            (i) To timely file any report or other document required to be filed by the Company or the Trust with the Commission pursuant to
       Section 13, 14 or 15 of the Exchange Act during the period of time referred to in the second sentence of Section 4(e) hereof.

            (j) To pay all costs and expenses incurred in connection with the performance of its obligations in connection with this Agreement and the Solicitations including, without limitation, (i) the preparation, printing and filing of the Registration Statement (including


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                                                                          8


       financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses, the Prospectus and the other Offering Materials and any amendments or supplements to any of the foregoing, and the cost of furnishing copies thereof to the Co-Dealer Managers,
       (ii) the preparation and distribution of this Agreement, certificates for the Preferred Securities and any Blue Sky surveys and the printing of certificates for the Preferred Securities, (iii) the distribution of the Offering Materials to the holders of the Target Securities, (iv) the fees and disbursements of counsel to the Company and the Trust, counsel to the Co-Dealer Managers and the Company's and the Trust's accountants,
       (v) the qualification of the Preferred Securities under the applicable securities laws in accordance with Section 4(f) and any filing for review of the Exchange Offer with the NASD (including filing fees and fees and disbursements of counsel for the Co-Dealer Managers in connection with such filing with the NASD), (vi) the fees and expenses of the Transfer Agent, the Registrar, the Trustees of the Trust (the "Trustees"), the Indenture Trustee (as defined herein), the Information Agent and the Exchange Agent and (vii) all other costs and expenses incident to the Solicitations incurred by the Trust and the Company and its subsidiaries. The Company agrees to pay all of the aforementioned costs and expenses whether or not the Exchange Offer is consummated.

            (k) To advise or cause the Exchange Agent to advise the Co-Dealer Managers at 5:00 P.M., New York City time, or as promptly as practicable thereafter, daily (or more frequently if requested), by telephone or facsimile transmission, as of 4:00 P.M. on such day with respect to Target Securities tendered as follows:

                 (A)(i) the number of shares of Target Securities validly tendered represented by certificates physically held by the Exchange Agent (or for which the Exchange Agent has received confirmation of receipt of book-entry transfer of such Target Securities into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus) pursuant to the procedures set forth in the Exchange Offer) on such day; (ii) the number of shares of Target Securities represented by Notices of Guaranteed Delivery on such day; (iii) the number of shares of Target Securities properly withdrawn on such day; and (iv) the cumulative number of shares of Target Securities in categories
            (A)(i) through (A)(iii) above.

       On the day following such oral communication, the Company shall furnish or cause the Exchange Agent to furnish to the Co-Dealer Managers a written report confirming the above information which has been communicated orally. The Company shall furnish or cause the Exchange Agent to furnish to the


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                                                                          9


       Co-Dealer Managers such reasonable information on the tendering holders of Targeted Securities as may be requested from time to time.

            (l) To give the Co-Dealer Managers notice of any change of the expiration time of the Exchange Offer (the "Expiration Time").

            5.   Representations and Warranties of the Company and the Trust.
                 -----------------------------------------------------------
  Each of the Company and the Trust jointly and severally represents and warrants to and agrees with each of the Co-Dealer Managers that:

            (a) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Securities Act, will comply when so filed, in all material respects, as to form with the Securities Act and the Exchange Act; the Registration Statement at the time it becomes effective and the Prospectus and any other Offering Materials, on the Commencement Date and on the date on which the Company commences delivery of the Preferred Securities for exchange of the Target Securities pursuant to the Exchange Offer (such date, the "Exchange Date"), will comply, in all material respects, as to form with the Securities Act and the Exchange Act; each part of the Registration Statement when such part becomes effective will not contain and each such part, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the Commencement Date and the Exchange Date, none of the Prospectus or the other Offering Materials or any amendments or supplements to such Offering Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 5(a) do not apply (A) to statements or omissions made based upon and in conformity with information supplied in writing by a Co-Dealer Manager expressly for use in the Registration Statement, Prospectus, any other Offering Materials or any amendments or supplements to any of the foregoing or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1 (the "Forms T-1") under the Trust Indenture Act of The Bank of New York as trustee (the "Indenture Trustee") under the Indenture (as defined herein), as institutional trustee under the Declaration (as defined herein) and as trustee under the Guarantee.

            (b) The Company has the corporate power and authority to execute, deliver and perform its obligations under this


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                                                                         10


       Agreement, the Declaration, the Indenture and the Guarantee; and this Agreement has been duly authorized, executed and delivered by the Company. The Trust has the business trust power and authority to execute, deliver and perform its obligations under this Agreement; and this Agreement has been duly authorized, executed and delivered by the Trust.

            (c) The Preferred Securities to be issued pursuant to the Exchange Offer will be duly authorized by the Trust's Amended and Restated Declaration of Trust (the "Declaration") and, when issued in exchange for Target Securities pursuant to the Exchange Offer, will be validly issued and (subject to the terms of the Declaration) fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or similar rights, and will conform to all statements relating thereto contained in the Prospectus. Holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit.

            (d) The Declaration and the Guarantee have been duly authorized by the Company and, as of the Exchange Date, will have been duly executed and delivered by the Company. Assuming due authorization, execution and delivery of the Declaration by the Trustees, the Declaration will, as of the Exchange Date, be a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). As of the Exchange Date, the Guarantee will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity.

            (e) The Indenture between the Company and the Indenture Trustee (including the related supplemental indenture governing the Debentures to be deposited in the Trust, the "Indenture"), will be duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee and upon execution and delivery by the Company, will be enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity.


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                                                                         11


            (f) The Debentures to be deposited in the Trust as trust assets in connection with the Exchange Offer have been duly and validly authorized, and assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trust pursuant to the terms of the Exchange Offer will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity.

            (g) The Company has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

            (h) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for Federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

            (i) Each of RJR Nabisco, Inc. ("RJRN"), R.J. Reynolds Tobacco Company, R.J. Reynolds Tobacco International, Inc. and Nabisco Holdings Corp. ("Nabisco") (collectively, the "Principal Operating Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.


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                                                                         12


            (j) (i) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;
       (ii) except as set forth in the Prospectus and except for 51,750,000 shares of Class A Common Stock of Nabisco, all of the outstanding capital stock of each of the Principal Operating Subsidiaries which is owned by the Company is owned directly or indirectly by the Company free and clear of any security interest, claim, lien or other encumbrance or preemptive rights; and (iii) except for (A) options to acquire common stock of Nabisco granted to certain directors, officers and employees of the Company and Nabisco and (B) the option granted to RJRN to acquire shares of Class B Common Stock of Nabisco pursuant to the Corporate Agreement between RJRN and Nabisco dated as of January 26, 1995 and the rights of holders of the Class A Common Stock and Class B Common Stock of Nabisco to convert their shares into shares of the other class in accordance with the Certificate of Incorporation of Nabisco under certain circumstances, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any of the Principal Operating Subsidiaries or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any such capital stock, any such convertible or exchangeable securities or any such rights, warrants or options.

            (k) The execution and delivery by the Company and the Trust of, and the performance by the Company and the Trust of their obligations under, this Agreement, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Declaration, the Indenture and the Guarantee, the issuance and delivery by the Trust of the Preferred Securities and the consummation of the Exchange Offer and the fulfillment of the terms herein contemplated will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the declaration of trust of the Trust or any agreement or other instrument binding upon the Trust or the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust or the Company or any of its subsidiaries, except for such contraventions that would not, individually or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or the Trust and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company and the Trust of their obligations under this Agreement, the issuance and delivery of the Preferred Securities and the consummation of the Exchange Offer, except such as will be obtained under the Securities Act, the Exchange Act or the Trust Indenture Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the Exchange Offer.

            (l) There are no legal or governmental proceedings pending or, to the best of the Company's knowledge, threatened to which the Trust or the Company or any of its subsidiaries is a party or to which any of the properties of the Trust or the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

            (m) Neither the Company nor the Trust is, or after giving effect to the consummation of the Exchange Offer, will be, and neither the Company nor the Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

            (n) Each of the Company and the Trust has complied with all provisions of Section 517.075 Florida Statutes (Chapter 92-198, Laws of Florida).

            6.   Indemnification and Contribution.  (a)  Each of the Company
                 --------------------------------
  and the Trust jointly and severally agrees: (A) to indemnify and hold each Co-Dealer Manager harmless against any loss, damage, expense, liability or claim (i) which (1) with respect to the Registration Statement, is caused by any untrue statement or alleged untrue statement of a material fact contained therein or which is caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (2) with respect to the Offering Materials or in any amendment or supplement thereto, is caused by any untrue statement or alleged untrue statement of a material fact contained in such Offering Materials or which is caused by the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, in any such case, as to any Co-Dealer Manager insofar as such loss, damage, expense, liability or claim is caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Co-Dealer Manager furnished to the Company or the Trust in writing by such Co-Dealer Manager expressly for use in such Offering Materials, or (ii) which arises out of or is based upon a withdrawal, rescission or modification of or a failure to make or consummate the Exchange Offer; and (B) to indemnify and hold each Co-Dealer Manager harmless against any other loss, damage, expense, liability or claim which otherwise arises out of or is related to this Agreement or the Exchange Offer or the services provided by the Co-Dealer Managers in connection with this Agreement or the Exchange Offer, except to the extent any such loss, damage, expense, liability or claim referred to in this clause (B) is found by a final judgment of a court of competent jurisdiction to have resulted from such Co-Dealer Manager's gross negligence, bad faith or wilful misconduct. The Company and the Trust each jointly and severally agrees to indemnify and hold each Co-Dealer Manager harmless against and reimburse each Co-Dealer Manager for any and all reasonable expenses (including reasonable legal fees and expenses) as such expenses are incurred by such Co-Dealer Manager in connection with investigating, preparing for or defending against any such loss, damage, expense, liability or claim, whether or not resulting in any liability, whether or not such Co-Dealer Manager is a named party in connection therewith and whether or not such loss, damage, expense, liability or claim results from action initiated or brought by or on behalf of the Company or any of its subsidiaries (including the Trust), and any amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever as set forth herein if such settlement is effected with the prior written consent of the Company and the Trust; provided, however, with respect
                                                --------
  to clause (B) above, that neither the Company nor the Trust shall be liable for any of the foregoing expenses and any amounts previously paid shall be promptly repaid to the extent that any loss, damage, liability or claim is found by a final judgment of a court of competent jurisdiction to have resulted from such Co-Dealer Manager's gross negligence, bad faith or wilful misconduct. The Company and the Trust also agree that no Co-Dealer Manager shall have any liability (whether direct or indirect, in tort, contract or otherwise) to the Company or any of its subsidiaries (including the Trust) or its or their security holders or creditors related to or arising out of this Agreement or the Exchange Offer or the services provided by such Co-Dealer Manager in connection with this Agreement or the Exchange Offer, except to the extent such liability is found by a final judgment of a court of competent jurisdiction to have resulted from such Co-Dealer Manager's gross negligence, bad faith or wilful misconduct and except as expressly provided in the next succeeding paragraph.

            Each Co-Dealer Manager agrees, severally and not jointly, to indemnify and hold harmless the Company and the Trust to the same extent as the foregoing indemnity from the Company and the Trust to each Co-Dealer Manager contained in Section 6(a)(A)(i) above, but only with reference to information relating to such Co-Dealer Manager furnished to the Company in writing by such Co-Dealer Manager expressly for use in the Offering Materials.

            (b)  Promptly after receipt by a person indemnified under this
  Section 6 of notice of any suit, action, proceeding or investigation with respect to which an indemnified party may be entitled to indemnification hereunder, such indemnified person shall notify the person against whom such indemnity may be sought in writing of the commencement or the written assertion thereof; but the omission so to notify such indemnifying person shall not relieve such indemnifying person from any liability which it may have to such indemnified person unless the indemnifying person has been materially prejudiced by such omission. Following such notification, such indemnifying person may elect in writing to assume the defense of such suit, action, proceeding or investigation and, upon such election, such indemnifying person shall not be liable for any legal costs subsequently incurred by such indemnified person (other than reasonable costs of investigation and providing evidence) in connection therewith, unless (i) such indemnifying person has failed to provide counsel reasonably satisfactory to such indemnified person in a timely manner, (ii) counsel which has been provided by such indemnifying person reasonably determines that its representation of such indemnified person would present it with a conflict of interest or (iii) such indemnified person reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying person. In the event of a determination pursuant to clause (i), (ii) or (iii) above, such indemnified person shall be entitled to retain separate counsel of their choice and the fees and expenses of such separate counsel shall be borne by such indemnifying person. Such indemnifying person shall not in any event be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Co-Dealer Managers in any one action or group of related actions, except as provided in the immediately preceding sentence. Whether or not such indemnifying person shall have assumed the defense of any suit, action, proceeding or investigation, the Company, the Trust and the Co-Dealer Managers agree to cooperate in the defense thereof and shall furnish such records, information, testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

            (c) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified person to the extent provided under subsection (a) above in respect of any losses, damages, expenses, liabilities or claims referred to therein, then the indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, damages, expenses, liabilities or claims
  (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and its subsidiaries (including the Trust) on the one hand and such Co-Dealer Manager on the other from the Exchange Offer or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its subsidiaries (including the Trust) on the one hand and such Co-Dealer Manager on the other in connection with any statements or omissions or any other matters which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and its subsidiaries (including the Trust) on the one hand and such Co-Dealer Manager on the other shall be deemed to be in the same proportion as the maximum aggregate liquidation preference of Preferred Securities issuable pursuant to the Exchange Offer bears to the maximum amount of fees payable to such Co-Dealer Manager pursuant to Section 3 hereof. The relative fault of the Company and its subsidiaries (including the Trust) on the one hand and such Co-Dealer Manager on the other (i) in the case of any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the Company or any of its subsidiaries (including the Trust) or their affiliates or such Co-Dealer Manager, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the Company or any of its subsidiaries (including the Trust) or their affiliates or by such Co-Dealer Manager, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action or omission. The Company and each Co-Dealer Manager agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c). Notwithstanding the provisions of this Section 6(c), no Co-Dealer Manager shall be required to contribute any amount in excess of the fee paid to such Co-Dealer Manager as provided in Section 3 hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            7.   Conditions to Co-Dealer Managers' Obligations.  The
                 ---------------------------------------------
  obligations of the Co-Dealer Managers hereunder are subject as of the Commencement Date and as of the Exchange Date to the accuracy of the representations and warranties of the Company and the Trust contained herein or in certificates of any officer of the Company or the Trust delivered pursuant to the provisions hereof, to the performance, in all material respects, by the Company and the Trust of their obligations hereunder to be performed, and the following additional conditions:

            (a) On the Commencement Date and the Exchange Date, the Registration Statement shall have become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the Company's or the Trust's knowledge, threatened by the Commission.


            (b) On the Commencement Date and the Exchange Date, there shall not have been since the respective date as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

            (c) The Co-Dealer Managers shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by an executive officer of the Company, to the effect set forth in clause
       (b) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of such date and that the Company has complied in all material respects with all of the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied on or before such date. The officer signing and delivering such certificate may rely upon the best of such officer's knowledge as to proceedings threatened.

            (d) On the Commencement Date and the Exchange Date, there shall not have been since the respective date as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in the financial condition or results of operations of the Trust.

            (e) The Co-Dealer Managers shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by an executive officer of the Trust, to the effect set forth in clause (d) above and to the effect that the representations and warranties of the Trust contained in this Agreement are true and correct in all material respects as of such date and that the Trust has complied in all material respects with all of the agreements and satisfied in all material respects all of the conditions on its part to be performed or satisfied on or before such date. The officer signing and delivering such certificate may rely upon the best of such officer's knowledge as to proceedings threatened.

            (f) On the Commencement Date and the Exchange Date, the Co-Dealer Managers shall have received a signed opinion of Davis Polk & Wardwell, counsel for the Company and the Trust, dated as of such date, to the effect that:

                 (i) The Company is validly existing as a corporation, is in good standing under the laws of the State of Delaware and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                (ii) this Agreement has been duly authorized, executed and delivered by the Company;

               (iii) the Indenture has been duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery of the Indenture by the Company, the Indenture will be enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity;

                (iv) assuming due authorization, execution and delivery of the Debentures by the Company and due authorization, execution and delivery of the Indenture by the Company and the Indenture Trustee, the Debentures when executed and authenticated in accordance with the provisions of the Indenture and delivered pursuant to the terms of the Exchange Offer will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity;

                 (v) assuming due authorization, execution and delivery of the Guarantee by the Company, the Guarantee will be enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and of general principles of equity;

                (vi) the statements made in the Prospectus under the captions "Description of the Preferred Securities," "Description of the Junior Subordinated Debentures," and "Description of the Guarantee", insofar as such statements constitute summaries of the legal matters or documents referred to therein are accurate in all material respects;

               (vii) such counsel confirms its opinion under the caption "Taxation";

              (viii) neither the Company nor the Trust is, or after giving effect to the consummation the Exchange Offer, will be, and neither the Company nor the Trust is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

                (ix) such counsel (1) has no reason to believe that (except for financial statements and schedules and financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1) (i) as of its effective date, the Registration Statement or any further amendment thereto made prior to the date of such counsel's opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) that, as of the date of such counsel's opinion, the Prospectus or any further amendment or supplement to the Prospectus made prior to the date of such counsel's opinion (except as aforesaid), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading, and
            (2) is of the opinion that the Registration Statement and Prospectus and any further amendments and supplements thereto made prior to the date of such counsel's opinion (except as aforesaid), as of their respective effective or issue dates, comply as to form in all material respects with the Securities Act.

            In rendering such opinion, such counsel may rely as to certain matters of fact on certificates of officers of the Company and of public officials and may state that such counsel expresses no opinion as to the laws of any jurisdiction other than the State of New York, the federal law of the United States and the Delaware General Corporation Law.

            With respect to paragraph (ix) above, such counsel may state that it has not independently verified the accuracy, completeness or fairness of the statements made or included or incorporated by reference therein and takes no responsibility therefor and that such opinion is based upon such counsel's examination of the Registration Statement, the Prospectus as amended or supplemented and any documents incorporated by reference thereto, its investigations made in connection with the preparation of the Registration

       Statement and Prospectus and its participation in conferences with certain officers and employees of the Company and its subsidiaries and with representatives of Deloitte & Touche and any others referred to in such opinion.

            (g) On the Commencement Date and the Exchange Date, the Co-Dealer Managers shall have received a signed opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel for the Company, dated as of such date, to the effect that:

                 (i) the Trust has been duly organized and is validly existing in good standing as a business trust under the Delaware Act and has the business trust power and authority to conduct its business as described in the Prospectus;

                (ii) assuming due authorization, execution and delivery of the Declaration by the Company and the Trustees, the Declaration is a legal, valid and binding agreement of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium and other similar laws affecting the rights and remedies of creditors generally as from time to time in effect, general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and considerations of public policy or the effect of applicable law relating to fiduciary duties;

               (iii) under the Declaration and the Delaware Act, the execution and delivery of this Agreement by the Trust, and the performance by the Trust of its obligations hereunder, have been duly authorized by all requisite business trust action on the part of the Trust;

                (iv) the Preferred Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the terms of the Declaration, fully paid and nonassessable beneficial interests in the Trust. The holders of Preferred Securities will be, subject to the terms of the Declaration, entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and

                 (v) under the Declaration and the Delaware Act, the issuance of the Preferred Securities is not subject to preemptive rights.

            (h) On the Commencement Date and the Exchange Date, the Co-Dealer Managers shall have received a signed opinion of Jo-Ann Ford, Senior Vice-President, Law and Secretary, counsel for the Company, dated as of such date, to the effect that:

                 (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel);

                (ii) each Principal Operating Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel);

                 (iii) (a) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus; (b) except for 51,750,000 shares of Class A Common Stock of Nabisco, all of the outstanding capital stock of each of the Principal Operating Subsidiaries is owned directly or indirectly by the Company free and clear of any security interest, claim, lien or other encumbrance or preemptive rights; and (c) except for (i) options to acquire common stock of Nabisco granted to certain directors, officers and employees of the Company and Nabisco and their subsidiaries and (ii) the option granted to RJRN to acquire shares of Class B Common Stock of Nabisco pursuant to the Corporate Agreement between RJRN and Nabisco dated as of January 26, 1995 and the rights of holders of the Class A Common Stock and Class B Common Stock of Nabisco to convert their shares into shares of the other class in accordance with the Certificate of Incorporation of Nabisco under certain circumstances, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any of the Principal Operating Subsidiaries or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any such capital stock, any such convertible or exchangeable securities or any such rights, warrants or options.

                (iv) this Agreement, the Declaration, the Indenture, the Debentures and the Guarantee have been duly authorized, executed and delivered by the Company;

                 (v) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Declaration, the Indenture, the Debentures and the Guarantee, and the consummation of the Exchange Offer and the fulfillment of the terms herein contemplated (including the issuance of the Preferred Securities by the Trust) will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any of its subsidiaries (including the Trust) or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries (including the Trust) or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (including the Trust), except for such contraventions that would not, individually or in the aggregate, have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and no consent, approval or authorization or order of, or qualification with, any governmental body or agency is required for the performance by either the Trust or the Company of its obligations under this Agreement, the Declaration, the Indenture, the Debentures and the Guarantee, and the consummation of the Exchange Offer, except such as have been obtained under the Securities Act or the Exchange Act and as may be required by the securities or Blue Sky laws of the various states or the securities laws of non-U.S. jurisdictions in connection with the Exchange Offer;

                (vi) after due inquiry, to the best of such counsel's knowledge, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries (including the Trust) is a party or to which any of the properties of the Company or any of its subsidiaries (including the Trust) is subject that is required to be described in the Registration Statement or the Prospectus and is not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (vii) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement or Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion and except for that part of the Registration Statement that constitutes the Forms T-1) complied when so filed as to form in all material respects with the Exchange Act, (2) has no reason to believe that (except for financial statements and schedules and financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1) (i) as of its effective date, the Registration Statement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus or any further amendment or supplement to the Prospectus made prior to the date of such counsel's opinion (except as aforesaid), on the date of such counsel's opinion, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading and (3) is of the opinion that the Registration Statement and Prospectus and any further amendments and supplement thereto prior to the date of such counsel's opinion (except as aforesaid), on their respective effectiveness or issue dates, comply as to form in all material respects with the Securities Act.

            In rendering such opinion, such counsel may rely as to certain matters of fact on certificates of officers of the Company and of public officials and may state that such counsel expresses no opinion as to the laws of any jurisdiction other than the State of New York, the federal law of the United States and the Delaware General Corporation Law.

            With respect to paragraph (vii) above, counsel for the Company may state that such counsel's opinion and belief are based upon such counsel's participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

            (i) The Co-Dealer Managers shall have received the favorable opinion of Simpson Thacher & Bartlett, counsel for the Co-Dealer Managers, dated as of the Commencement Date and the Exchange Date, covering the incorporation and legal existence of the Company, the issuance and delivery of the Preferred Securities, this Agreement, the Registration Statement, the Prospectus and such other related matters as the Co-Dealer Managers may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, and the Federal law of the United States and the corporate law of the State of Delaware, upon the opinions of counsel satisfactory to the Co-Dealer Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

            (j) On the Commencement Date, the Co-Dealer Managers shall have received from the Company's independent public accountants, in form and substance satisfactory to the Co-Dealer Managers and dated as of such date, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

            (k) At the Exchange Date, the Co-Dealer Managers shall have received from the Company's independent public accountants, in form and substance satisfactory to the Co-Dealer Managers and dated as of such dates, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to Section 7(j).

            (l) By the Exchange Date, RJRN shall have entered into appropriate agreements with the Information Agent and the Exchange Agent for purposes of the Exchange Offer.

            8.   Termination.  (a)  This Agreement shall terminate upon the
                 -----------
  earliest to occur of (i) the Exchange Date, (ii) the date on which the Co-Dealer Managers give notice to the Company and the Trust that any of the conditions specified in Section 7 have not been fulfilled as of any date such conditions are required to be fulfilled pursuant to Section 7 or (iii) the date on which the Company terminates or withdraws the Exchange Offer for any reason (the earliest to occur of clauses (i), (ii) or (iii) being referred to as the "Termination Date").

            (b) Notwithstanding termination of this Agreement pursuant to subsection (a) of this Section 8, the obligations of the Company to compensate the Co-Dealer Managers pursuant to Section 3, the representations and warranties contained in Section 5 and the provisions of Section 6 shall survive any termination of this Agreement.

            9.   Notices.  All notices and other communications hereunder shall
                 -------
  be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Co-Dealer Managers shall be directed to Merrill Lynch & Co., World Financial Center, North Tower, New York, New York 10281-1307, attention Samuel R. Chapin, with a copy to David Sorkin, Esq., Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, and notices to the Company and the Trust shall be directed to either of them c/o RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, New York 10019, attention of Jo-Ann Ford, Esq., with a copy to David W. Ferguson, Esq.,
  Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017. Any notice under Section 6 hereof may be made by telex or telephone, but if so made, shall be subsequently confirmed promptly in writing.

            10.  Tombstone.  The Company and the Trust acknowledge that the Co-
                 ---------
  Dealer Managers may, with the prior review and approval of the Company, which approval shall not be unreasonably withheld, place an announcement in such newspapers and periodicals as the Co-Dealer Managers may choose, stating that the Co-Dealer Managers are or were acting as co-dealer managers and financial advisors to the Company and the Trust in connection with the Exchange Offer. The costs relating to any such tombstone shall be borne by the Co-Dealer Managers.

            11.  Survival of Certain Provisions.  The representations,
                 ------------------------------
  warranties, indemnities and agreements of the Company and the Trust will remain operative and in full force and effect regardless of any investigation made by or on behalf of any Co-Dealer Manager or any affiliate or controlling person thereof and, subject to Section 8(b), will survive the consummation of the Exchange Offer.

            12.  Governing Law.  This Agreement shall be construed in
                 -------------
  accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

            13.  Counterparts.  This Agreement may be executed in one or more
                 ------------
  counterparts, and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

            14.  Successors.  This Agreement is made solely for the benefit of
                 ----------
  the Co-Dealer Managers, the Company and the Trust and, to the extent expressed, the parties indemnified pursuant to Section 6, and no other persons shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, and, to the extent expressly set forth herein, the parties indemnified pursuant to Section 6 hereof, any rights or remedies under or by reason of this Agreement. Without limiting the generality of the foregoing, the parties acknowledge that nothing in this Agreement, expressed or implied, is intended to confer on holders of the securities of the Trust, the Company or any of its subsidiaries or creditors of the Company or any of its subsidiaries or the respective successors and assigns of such creditors, any rights or remedies under or by reason of this Agreement.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Trust and the Co-Dealer Managers in accordance with its terms.


                                        Very truly yours,

                                        RJR NABISCO HOLDINGS CORP.


                                        By:________________________________


                                        RJR NABISCO HOLDINGS CAPITAL
                                         TRUST I


                                        By RJR NABISCO HOLDINGS CORP.

                                        By:________________________________


          Confirmed and accepted as of
          the date first above written:


          MERRILL LYNCH & CO.
            MERRILL LYNCH, PIERCE, FENNER
              & SMITH INCORPORATED

          LEHMAN BROTHERS

          MORGAN STANLEY & CO. INCORPORATED

          PAINEWEBBER INCORPORATED

          SMITH BARNEY INC.

          By: Merrill Lynch, Pierce, Fenner
                & Smith Incorporated

          By: ______________________